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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 22, 1998


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)



         OHIO                                 0-10161                    34-1339938
(State or other jurisdiction of             (Commission                  (IRS employer
incorporation or organization)              file number)                 identification number)



III CASCADE PLAZA, 7TH FLOOR  AKRON, OHIO        44308                   (330) 384-8000
    (Address of Principal Executive Offices)   (Zip Code)                (Telephone Number)











                                    Copy to:

                              KEVIN C. O'NEIL, ESQ.
                                BROUSE & MCDOWELL
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207


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ITEM 5.  OTHER EVENTS.

         On May 22, 1998, FirstMerit Corporation ("FMER") completed its acquisition of CoBancorp Inc. ("CoBancorp") whereby CoBancorp was merged with and into FMER. FMER is the surviving entity. The merger was completed pursuant to the Agreement of Affiliation and Plan of Merger between CoBancorp and FMER, dated November 2, 1997. The Merger was structured as a tax-free exchange for CoBancorp shareholders who received FirstMerit common stock, and will be accounted for as a purchase transaction.

         The terms of the merger are more fully described in the FMER and CoBancorp Prospectus/Proxy Statement dated Janaury 29, 1998, included in FirstMerit's Form S-4 Registration No. 333-43951.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (C)  EXHIBITS.

              99.1 Agreement of Affiliation and Plan of Merger dated November 2, 1997 by and between FirstMerit Corporation and CoBancorp Inc.

              99.2   CoBancorp Inc. Stock Purchase Option dated November 2, 1997

              99.3 Text of Press Release dated May 22, 1998 issued by FirstMerit Corporation

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FIRSTMERIT CORPORATION


Dated: May 22, 1998                          By: /s/ Terry E. Patton
                                                ------------------------------
                                                       Terry E. Patton
                                                       Secretary


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                             FIRSTMERIT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS


         EXHIBIT

              99.1 Agreement of Affiliation and Plan of Merger dated November 2, 1997 by and between FirstMerit Corporation and CoBancorp Inc. (Incorporated by reference from Exhibit 99.1 of Form 8-K filed by the registrant on November 12, 1997.)

              99.2 CoBancorp Inc. Stock Purchase Option dated November 2, 1997 (Incorporated by reference from Exhibit 99.2 of Form 8-K filed by the registrant on November 12, 1997.)

              99.3 Text of Press Release dated May 22, 1998 issued by FirstMerit Corporation




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